RESEARCH AND DEVELOPMENT EXPENSES, NET (Tables)	12 Months Ended
Dec. 31, 2024
Research And Development Expenses [Abstract]
Schedule of research and development expenses
	For the year ended
	December 31, 2024	December 31, 2023	December 31, 2022

Salaries and related expenses, including stock based compensation	17,574	23,450	21,923
Chip pre-production and development tools	9,930	9,917	7214
Government support and grants	(5,283)	(4,241)	(12,295)

Total	22,221	29,126	16,842